Summary Prospectus February 1, 2026

MassMutual Funds

MML Clinton Municipal Credit Opportunities Fund
(formerly known as MassMutual Clinton Municipal Credit Opportunities Fund)

Ticker: Class I–MMJBX, Class Y–MMJCX, Class A–MMJAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks high current income exempt from U.S. federal income tax. The Fund’s secondary investment objective is total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual Funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 66 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class Y	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	1.00%(1)
(1)	Applies only to certain redemptions of shares bought with no front-end sales charge. Class A shares purchased without a front-end sales charge in accounts aggregating $250,000 or more may be subject to a 1.00% contingent deferred sales charge if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase is made.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class Y	Class A
Management Fees	0.48%	0.48%	0.48%
Distribution and Service (Rule 12b-1) Fees	None	None	0.25%
Other Expenses	0.49%	0.59%	0.59%
Total Annual Fund Operating Expenses	0.97%	1.07%	1.32%
Expense Reimbursement	(0.43%)	(0.43%)	(0.43%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	0.54%	0.64%	0.89%
(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2027, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.54%, 0.64%, and 0.89% for Classes I, Y, and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the front-end sales charge. The example also assumes that your investment earns a 5% return each year and that the

Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs  may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$55	$266	$494	$1,150
Class Y	$65	$298	$548	$1,267
Class A	$339	$616	$915	$1,764

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal debt securities, the income from which is exempt from U.S. federal income tax. Interest from the Fund’s investment may be subject to the U.S. federal alternative minimum tax.

Municipal debt securities include bonds issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam, and the  U.S. Virgin Islands), commonwealths, and possessions of the United States and their political subdivisions, and agencies, authorities, and instrumentalities. Municipal debt securities also include general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest without limit in obligations the income from which is subject to the U.S. federal alternative minimum tax, and all distributions by the Fund, including any distributions derived from tax-exempt municipal obligations, may be included in taxable income for purposes of the U.S. federal alternative minimum tax.

The Fund invests, under normal circumstances, at least 35% of its net assets in municipal debt securities that are, at the time of purchase, rated by at least one credit rating agency as follows: Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”), BBB or lower by S&P Global Ratings, a subsidiary of S&P Global (“Standard & Poor’s”), or the equivalent by any other nationally recognized statistical rating organization, including securities in default, or, if unrated, determined to be of comparable quality by the Fund’s subadviser, Clinton Investment Management, LLC (“Clinton”)). For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the lowest rating is used. The Fund may invest less than 35% of its net assets in municipal debt securities rated at or below these ratings if the Fund’s  subadviser determines that there is an insufficient supply of such investment opportunities available that are appropriate for investment or for temporary defensive measures. The Fund may invest up to 45% of its net assets in municipal debt securities rated below investment grade (e.g., below Baa3 by Moody’s or below BBB- by Standard & Poor’s), which are commonly referred to as “junk” or “high yield” bonds.

The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations,  U.S. Treasury securities, and obligations of the U.S. Government, its agencies and instrumentalities.

The Fund may invest a significant percentage of its net assets in issuers in a single state, territory, or possession, or a small number of states, territories, or possessions. The Fund may at times have significant exposure to one or more industries or sectors.

The Fund may use derivatives, including U.S. Treasury futures, to seek to enhance the Fund’s investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so. Use of derivatives by the Fund may create investment leverage.

The Fund may invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions, including reverse repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents.

Clinton intends for the Fund’s portfolio dollar-weighted average duration generally to match (within 30%) the average duration of the Bloomberg Municipal 65% High Grade/35% High Yield Index (as of December 31, 2025, the average duration of the Index was 4.67 years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. The Fund may invest in securities of any maturity.

Clinton selects the Fund’s investments based on its analysis of opportunities and risks in the business and credit cycle. Clinton manages the Fund’s assets using a dynamic, multi-factor approach that is based on economic, quantitative, market, and credit research and analysis. This research supports Clinton’s overall understanding of portfolio risk. As part of the selection process, Clinton employs a proprietary framework for evaluating issuers based on a variety of criteria. Clinton’s portfolio duration decisions are generally dependent upon (i) a tactical adjustment of portfolio duration, based on interest rate outlook and the level of real yields: current versus historical, inflation expectations, and supply and demand relationships, and (ii) an assessment of value along the current slope of the yield curve, based on quantitative analysis. Clinton then determines the appropriate sector allocation and security selection for the Fund’s portfolio by evaluating credit distribution, relative value, and bond structure. This process focuses on minimizing risk through diversification across the credit spectrum and bond structures, while allowing Clinton to better recognize investment opportunities.

Clinton’s sell discipline is based upon understanding the relative value and risk assumed by buying or holding a security. In making these assessments, Clinton segments and diversifies the Fund’s risk exposures across three investment criteria: duration position, sector allocation, and security selection. When potential for  underperformance associated with any such investment criteria is identified, Clinton seeks to reduce or eliminate such exposure.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.

Municipal Obligations Risk The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the Fund and the overall municipal market. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress or volatility. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks, and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.

Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.

Leveraging Risk Instruments and transactions, including derivatives and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Reinvestment Risk Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.

Repurchase Agreement Risk These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Reverse Repurchase Agreement Transaction Risk These transactions typically create leverage and subject the Fund to the credit risk of the counterparty.

Tax-Sensitive Investing Risk The Fund may hold or sell a security in order to achieve more favorable tax-treatment. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation, or interpretations. Additionally, the Fund’s intention to qualify and be eligible for treatment as a regulated investment company can limit its ability to implement such techniques or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.

Tax Risk Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority, court decisions, or the non-compliant conduct of the issuer of an obligation. If there is a determination that an issuer of a tax-exempt municipal obligation has not complied with applicable requirements, interest from the obligation could become subject to regular U.S. federal income tax, possibly retroactively to the date the obligation was issued, the value of the obligation could decline significantly, and all or a portion of the Fund’s distributions to shareholders could be recharacterized as taxable. Some of the Fund’s income distributions may be subject to regular U.S. federal income tax, and distributions of any capital gains generally will be subject to regular U.S. federal income tax. All or a portion of the Fund’s tax-exempt distributions may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax. In addition, distributions of the Fund’s income and capital gains maybe subject to non-U.S., state, and local taxes.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

U.S. Municipal Project-Specific Risk Because the Fund may invest a significant portion of its assets in obligations issued in one or more states and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector, or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities can be adversely affected by economic downturns and any resulting decline in tax revenues. Revenue bonds can be adversely affected by the negative economic viability of the facility or revenue source.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Bloomberg Municipal 65% High Grade/35% High Yield Index). Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at https://www.massmutual.com/product-performance/mutual-funds or by calling 1-888-309-3539.

Annual Performance

Class I Shares

Highest Quarter:	3Q ’25,	2.45%	Lowest Quarter:	1Q ’25, 2Q ’25,	–0.96%; –0.96%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

Average Annual Total Returns
(for the periods ended December 31, 2025)

		One Year	Since Inception (02/01/24)
Class I	Return Before Taxes	2.58%	1.52%
	Return After Taxes on Distributions	2.58%	0.85%
	Return After Taxes on Distributions and Sales of Fund Shares	3.02%	1.32%
Class Y	Return Before Taxes	2.59%	1.48%
Class A	Return Before Taxes	-0.33%	-0.16%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		4.25%	3.03%
Bloomberg Municipal 65% High Grade/35% High Yield Index (reflects no deduction for fees, expenses, or taxes)		3.62%	3.66%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser(s): Clinton Investment Management, LLC (“Clinton”)

Portfolio Manager(s):

Andrew Clinton is the Chief Executive Officer, Chief Investment Officer, and Lead Portfolio Manager at Clinton. He has managed the Fund since its inception (February 2024).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available through various financial intermediaries, such as retirement plan recordkeepers, broker-dealers, financial institutions, and insurance companies, and to other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

Purchase Minimums*
	Class Y	Class A
Initial Investment	$100,000	$1,000
Subsequent Investment	$250	$250
*	The Fund reserves the right to change or waive the investment minimums. Class I shares do not have investment minimums and there are no initial or subsequent investment minimums for retirement plans.

TAX INFORMATION

The Fund intends to distribute income that is exempt from U.S. federal income tax, but may be subject to U.S. federal alternative minimum tax. A portion of the Fund’s distributions may be subject to U.S. federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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